UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) June 20, 2006


                                  CytoDyn, Inc.
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             (Exact name of registrant as specified in its charter)


          Colorado                      000-49908                 75-3056237
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


              227 E. Palace Avenue, Suite M, Santa Fe, NM    87501
              -----------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)


                                 (505) 988-5520
                                 --------------
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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1.01 Entry into a Definitive Material Agreement
2.01 Completion of Acquisition or Disposition of Assets

On July 18, 2006 CytoDyn, Inc. entered into an Acquisition agreement with UTEK Corporation, to acquire 100% of the outstanding stock of Advanced Influenza Technologies, Inc.(AITI), a Florida Corporation in exchange for 2,000,000 unregistered restricted common shares of CytoDyn, Inc stock.

AITI holds the worldwide nonexclusive and exclusive license agreements from the University of Massachusetts for certain technologies as described in patents:

US Patent Application 60/655,979
US 11,362,617 for "Influenza Nucleic Acids Polypeptides and Uses Therof

US  5,643,578
US 6,841,381
European Patents 93907536 and 01202355.2 for "Immunization by Inoculation of DNA Transcription Unit"

The term of the licensing agreement is until the later of 20 years from the filing date of the Licensed Patents or the expiration of the last to expire patent of the Licensed Patents.

Milestone fees are payable to the University per licensed product and due within 30 days of the event of certain occurrences required.

The University shall also receive 4% royalties of net sales of the licensed products.

AITI has $675,000 in cash as reported on the audited financial statements attached.

AITI also has agreed to fund a two year ($325,600) unrestricted project for ($162,800 per year) under a Sponsored Research Agreement with the primary objective during the first year to conduct lab work to provide well documented 3 DNA plasmids (H1,H3 and H5) in preparation for GMP manufacturing. If after one year the desired outcome is not achieved the agreement can be cancelled and the second year's payment is not required.


Item 9.01.  Financial Statements and Exhibits

(a)      Financial Statements

 Attached are the audited financial statements of Advanced Influenza Technologies as audited by our independent auditors Cordovano & Honeck, P.C. for the period ended July 17, 2006. Also attached are the Proforma Condensed Financial Statements for CytoDyn and Subsidiary as required for the period ended July 17, 2006.

(d)      Exhibits

99.1     Press release issued July 19, 2006

99.2     Audited Financial Statements of Subsidiary for the period ended
         July 17, 2006

99.3 Unaudited Pro forma financial information for CytoDyn, Inc. and Subsidiary as of July 17, 2006.

99.4 Audited Financial Statements for CytoDyn, Inc. for the period October 28, 2003 (inception) through May 31, 2006

                                    SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CytoDyn, Inc.


Date: October 2, 2006                   /s/ Allen D. Allen
                                        ----------------------------
                                        Allen D. Allen
                                        President